UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No.   )

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( ) Preliminary Information Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
(X) Definitive Information Statement

VOYA MUTUAL FUNDS

(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT

April 24, 2015

voya multi-manager international small cap fund

(A series of Voya Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

voya multi-manager International Small Cap Fund IS NOT ASKING YOU FOR A PROXY REGARDING THE SUB-ADVISORY AGREEMENT FOR THE Fund AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

Introduction

Why did you send me this booklet?

This booklet includes an information statement (“Information Statement”) for a Fund in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for Voya Multi-Manager International Small Cap Fund (the “Fund”). The Fund is a separate series of Voya Mutual Funds. This Information Statement will be provided on or about April 24, 2015 to shareholders of record as of the close of business on March 2, 2015 (the “Record Date”).

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.voyainvestments.com/literature or by contacting the Fund at:

Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

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Notice of a New Sub-Advisory Agreement

What is happening?

On January 22, 2015, the Fund’s Board of Trustees (the “Board”) approved the appointment of an additional sub-adviser, Victory Capital Management Inc. (“Victory Capital”), to manage a portion of the Fund’s assets. In connection with the appointment of Victory Capital as a sub-adviser of the Fund, the Board also approved changes to the Fund’s principal investment strategies. Victory Capital is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. Victory Capital began managing a portion of the Fund’s assets pursuant to a new sub-advisory agreement (the “New Sub-Advisory Agreement”) on March 2, 2015.

The Fund and Voya Investments, LLC (the “Adviser”) have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.

Who are the current Sub-Advisers?

Acadian Asset Management LLC (“Acadian”) has served as a sub-adviser of the Fund since 2005 and Wellington Management Company LLP (“Wellington Management”) has served as a sub-adviser of the Fund since 2013. As noted above, effective March 2, 2015, Victory Capital was added as a sub-adviser. Each sub-adviser makes investment decisions for the assets it has been allocated to manage.

The Adviser determines what it believes to be the optimal allocation of the assets under management among the three sub-advisers. Subsequent inflows and outflows will be allocated among the three sub-advisers as determined by the Adviser, although typically in a manner that is consistent with the allocation among the sub-advisers. The Adviser may change the allocation of the Fund's assets between the sub-advisers as it determines necessary to pursue the Fund's investment objective.

How did this change affect the management of the Fund?

Effective on March 2, 2015, Daniel B. LeVan and John W. Evers were added as portfolio managers for the portion of the Fund’s assets allocated to Victory Capital.

Were there changes to the name of the Fund, its investment objective, or principal investment strategies?

As described in the supplement to the Fund’s prospectus dated February 27, 2015, changes have been made to the principal investment strategies in connection with appointment of Victory Capital as sub-adviser to the Fund.

The following chart compares the prior principal investment strategy to the current principal investment strategy. These changes to the principal investment strategy were effective March 2, 2015.

	Prior Strategy	Current Strategy
Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund currently considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, of up to $5 billion. At least 65% of the Fund's assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets.

The Fund may invest up to 35% of its assets in U.S. issuers. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The Fund may invest in forward currency

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund currently considers small-capitalization companies to be those companies with market capitalizations that fall within the range of companies in the S&P Developed ex-U.S. Small Cap Index at the time of purchase. Capitalization of companies in the S&P Developed ex-U.S. Small Cap Index will change with market conditions. The market capitalization of companies in the S&P Developed ex-U.S. Small Cap Index as of December 15, 2014, ranged from $16 million to $21 billion. At least 65% of the Fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. issuers. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

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Prior Strategy	Current Strategy

contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The Fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash flows, and to have access to a particular market in which the Fund wishes to invest.

The Fund may invest up to 25% of its assets in real estate investment trusts.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Acadian Asset Management LLC (“Acadian”) and Wellington Management Company LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Fund's investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Acadian Asset Management LLC

Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/industry group, thereby capturing value-added at both the stock and the region/industry levels.

Wellington Management Company LLP

Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. This investment approach is driven by intensive bottom-up, fundamental research and a disciplined, industry-based approach to valuation. The vast majority of research is developed internally. Meeting company management and understanding historical financial statements is essential to the process.

The investment team looks to identify companies with a high degree of recurring profitability, sustainably high or growing returns on capital, and strong or improving balance sheets. Non-consensus insights are emphasized such as the size of the addressable market, an ability to grow faster than the market thinks, or the capacity to sustain profitability at a higher level than is discounted. Investment candidates either have potential growth that is

The Fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The Fund may invest in forward currency contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The Fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash flows, and to have access to a particular market in which the Fund wishes to invest.

The Fund may invest up to 25% of its assets in real estate investment trusts.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Fund’s investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Acadian Asset Management LLC

Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/industry group, thereby capturing value-added at both the stock and the region/industry levels.

Victory Capital Management Inc.

Victory Capital Management Inc. employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. Small Cap Index, tends to have a

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Prior Strategy	Current Strategy

underestimated by the market, or have been cast aside by the market but have an identifiable catalyst for recovery.

Valuation analysis focuses on uncovering the intrinsic value of companies, and the portfolio manager buys companies that are attractive on an absolute basis. The investment team applies different valuation metrics across different industries, but the same metrics are applied globally to any one industry. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

below-average price-to-earnings ratio and an above-average earnings growth trend.

Wellington Management Company LLP

Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. This investment approach is driven by intensive bottom-up, fundamental research and a disciplined, industry-based approach to valuation. The vast majority of research is developed internally. Meeting company management and understanding historical financial statements is essential to the process.

The investment team looks to identify companies with a high degree of recurring profitability, sustainably high or growing returns on capital, and strong or improving balance sheets. Non-consensus insights are emphasized such as the size of the addressable market, an ability to grow faster than the market thinks, or the capacity to sustain profitability at a higher level than is discounted. Investment candidates either have potential growth that is underestimated by the market, or have been cast aside by the market but have an identifiable catalyst for recovery.

Valuation analysis focuses on uncovering the intrinsic value of companies, and the portfolio manager buys companies that are attractive on an absolute basis. The investment team applies different valuation metrics across different industries, but the same metrics are applied globally to any one industry. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

No changes were made to the name of the Fund, its investment objective, or its principal risks in connection with the addition of Victory Capital as a sub-adviser to the Fund.

What are the terms of the new Sub-Advisory Agreement?

The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the New Sub-Advisory Agreement included in Appendix B.

Fees. The Adviser and not the Fund is responsible for any fees due under the New Sub-Advisory Agreement. The following table shows the fees under the New Sub-Advisory Agreement.

Victory Capital
Sub-Advisory Fees (as a percentage of net assets)	0.485% on all assets allocated to Victory Capital

In connection with the appointment of Victory Capital, the Adviser has agreed to waive a portion of its advisory fee equal to 50% of the savings to the Adviser resulting from the lower aggregate blended sub-advisory fee rate paid by the Adviser on behalf of the Fund to the Fund’s sub-advisers through March 1, 2017.

Sub-Advisory Services. The New Sub-Advisory Agreement obligates Victory Capital to provide a continuous investment program, including investment research and determination of the purchase, retention, or sale of the securities, cash and other

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investments in the portion of the Fund allocated to Victory Capital. In addition, Victory Capital may vote, exercise consents and exercise all other rights pertaining to such securities and other assets on behalf of the Fund.

Limitation of Liability. The New Sub-Advisory Agreement provides that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser’s duties, or by reason of reckless disregard of the sub-adviser’s obligations and duties under the New Sub-Advisory Agreement.

Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the New Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser, or Victory Capital, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by: (1) the Board; (2) vote of a majority of outstanding voting securities of the Fund; or (3) the Adviser. Victory Capital may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty, upon three months’ written notice unless the Fund or the Adviser requests additional time to find a replacement, in which case Victory Capital shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. Victory Capital may also terminate the New Sub-Advisory Agreement at any time, without payment of penalty, effective upon written notice to the Adviser or the Fund, in the event either Victory Capital (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under the New Sub-Advisory Agreement, or in the event that Victory Capital does not receive compensation for its services as required by the terms of the New Sub-Advisory Agreement.

What factors did the Board consider?

At a meeting of the Board held on January 22, 2015, the Board, including a majority of the Independent Trustees, determined to: (1) appoint Victory Capital as sub-adviser to the Fund; and (2) approve the New Sub-Advisory Agreement with Victory Capital under which Victory Capital would serve as an additional sub-adviser to the Fund along with Wellington and Acadian.

In determining whether to approve the New Sub-Advisory Agreement with Victory Capital with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Victory Capital’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its January 21, 2015 meeting; (2) memoranda and related materials provided to the Board in advance of its January 22, 2015 meeting discussing: (a) Voya Investments’ rationale for concluding that appointing Victory Capital as a sub-adviser to the Fund could provide superior performance results for shareholders of the Fund by adding a sub-adviser with a favorable track record that adds diversification to the Fund’s strategy, (b) the performance of Victory Capital in managing its international small-capitalization equity investment strategy (with such performance being compared against relevant benchmark indices and Morningstar, Inc. (“Morningstar”) category averages), and (c) Victory Capital’s investment philosophy and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund, as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund, as modified in connection with the appointment of Victory Capital; (4) Victory Capital’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage Victory Capital, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) Voya Investments’ view with respect to the reputation of Victory Capital in managing the investment strategy proposed for the Fund; (2) the strength and reputation of Victory Capital in the industry; (3) the nature and quality of the services to be provided by Victory Capital under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Victory Capital and its fit among the stable of managers in the Voya funds line-up; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Victory Capital; (6) the sub-advisory fee rates payable by Voya Investments to Victory Capital; (7) the 50/50 waiver arrangement whereby a portion of the benefit of lower aggregate sub-advisory fees resulting from the addition of Victory Capital are shared with Fund shareholders; (8) Voya Investments’ representations that certain limits applicable to the Fund’s expenses would be lowered; (9) Victory Capital’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws;

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(10) the appropriateness of the selection of Victory Capital in light of the Fund’s investment objective and investor base; and (11) Victory Capital’s Code of Ethics, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Victory Capital should be appointed to serve as a sub-adviser to the Fund under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by Voya Investments to Victory Capital is reasonable in the context of all factors considered by the Board; and (3) Victory Capital maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that Victory Capital’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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General Information about the Information Statement

Who are the affiliated service providers to the Fund?

Voya Investments, LLC

Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.

The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Information Statement, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2014, Voya Investments managed approximately $54 billion in assets.

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-advisers provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, in 2013, shareholders of the Fund approved a new investment advisory agreement prompted by the IPO, as well as any future advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreement. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved a new investment advisory agreement. At that meeting, the Adviser represented that the investment advisory agreement approved by the Board was not materially different from the investment advisory agreement approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on this new agreement with the Adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from this transaction.

Please see Appendix A for a listing of the names, addresses, and the principal occupations of the principal executive officers of the Adviser. For services provided under the investment advisory agreement, the Fund paid $2,647,743 in advisory fees to the Adviser for the fiscal year ended October 31, 2014.

Voya Funds Services, LLC

Voya Funds Services, LLC (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund's average daily net assets. The Administrator’s principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser and the sub-advisers including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the

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Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.

Effective May 1, 2015, the Board approved a new investment management agreement that combines the former investment management agreement and administrative services agreement under one combined investment management agreement with a single management fee. This single management fee will not exceed the former combined investment management and administrative fee rates for the Fund and there will be no change to the investment management or administrative services provided to the Fund.

For services provided under the administrative services agreement, the Fund paid $264,771 to the Administrator for the fiscal year ended October 31, 2014.

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

For services provided under the distribution agreement, the Fund paid $546,235 to the Distributor for the fiscal year ended October 31, 2014. For the fiscal year ended October 31, 2014, the Fund paid no brokerage fees to an affiliate.

Why did my household only receive one copy of this Information Statement?

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of an information statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Information Statement?

The Fund is paying the expenses in connection with this Information Statement, including the printing, mailing, legal, and out-of-pocket expenses. However, it is expected that these expenses, in fact, will be borne by Voya Investments or its affiliates based on its expense limitation arrangements with the Fund. These expenses are estimated to be $48,500.

How many shares were outstanding as of the Record Date?

As of March 2, 2015, the following shares of beneficial interest of the Fund were outstanding:

Class	Shares Outstanding
Class A	1,425,608.169
Class B	16,578.524
Class C	436,400.404
Class I	2,312,382.894
Class O	58,371.845
Class W	851,350.145
Total	5,100,691.981

Appendix C lists the persons that, as of March 2, 2015, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund. To the best of the Fund’s knowledge, as of March 2, 2015, no Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustee”), owned 1% or more of the outstanding shares of any class of the Fund. As of March 2, 2015, none of the Independent Trustees or their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund (not including registered investment companies).

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Appendix A: Principal Executive Officers

Executive Officers of Voya Investments

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson - Senior Vice President and Assistant Secretary

Julius Drelick III – Senior Vice President and Chief Compliance Officer

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Huey P. Falgout, Jr. – Secretary

Executive Officers of Victory Capital

4900 Tiedeman Road, 4th Floor

Brookyln, Ohio 44144

Name and Title

David C. Brown – Chief Executive Officer, Director

Christopher A. Ohmacht, CFA – President, Director

Michael D. Policarpo, II – Chief Financial Officer and Treasurer, Director

Gregory J. Ewald, Chief Legal Officer and Secretary, Director

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Appendix B: Form of NEW Sub-Advisory Agreement

This AGREEMENT is made as of this 2nd day of March, 2015, between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and Victory Capital Management Inc., an New York corporation (the “Sub-Adviser”).

WHEREAS, Voya Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated November 18, 2014 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)    The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)    The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the

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Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)    In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)    The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)    The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)    The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)    The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)    A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)    Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)    Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)    The Sub-Adviser will use its best efforts to assist the Manager to clarify any Morningstar style box conflicts with each Series’ style.

(d)    The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(e)    The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage

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commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Manager will review the Sub-Adviser’s policies with respect to broker-dealer selection to ensure that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7. Marketing Materials.

(a)    During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint ☐ or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)    During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, within a reasonable amount of time prior to the use thereof to permit time for review, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to

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object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8. Compliance.

(a)    The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)    The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)    The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12. Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the

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performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16. Indemnification.

(a)    The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon written information furnished for such purpose to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)    Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon written information furnished for such purpose to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)    The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interest and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)    The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been

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served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interest and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

17. Duration and Termination.

(a)    With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect for two years from the effective date with respect to each such Series of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of /Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

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In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)    Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Voya Mutual Funds

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention: Huey P. Falgout, Jr.

If to the Sub-Adviser:

Victory Capital Management Inc.

4900 Tiedeman Road

4th Floor

Brooklyn, OH 44144

Attention: Chief Financial Officer

With copy to: Chief Legal Officer

If to the Manager:

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

Attention: Michael J. Roland

18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19. Use of Names.

(a) It is understood that the name “Voya Investments, LLC.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya™” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Fund/Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.

(b) It is understood that the name “Victory Capital Management Inc.,” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “Victory Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such Victory Marks in the names of the Series and in offering materials of the Fund only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the Victory Marks.

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20. Miscellaneous.

(a)    This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)    The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)    The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)    To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)    This Agreement may be executed in counterparts.

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Appendix C: Beneficial Ownership as of the Record Date

The following table provides information about the persons or entities who, to the knowledge of the Fund, owned beneficially or of record 5% or more of any class of the Fund’s outstanding shares as of March 2, 2015.

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percent of Fund
National Financial Services LLC For Excl Benefit of Our Customers 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	8.1% Class A; 15.7% Class B; 11.9% Class C; Beneficial	3.3%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.8% Class A; 15.5% Class B; 10.1% Class C; Beneficial	3.1%

MLPF & S For The Sole Benefit of The Customers Attn Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	10.9% Class A; 13.0% Class C; 6.3% Class I; Beneficial	7.0%

Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	12.7% Class A; Beneficial	3.6%

Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	18.3% Class A; Beneficial	5.1%

First Clearing, LLC A/C 1699-0135 2801 Market Street Saint Louis, MO 63103	15.2% Class B; 11.7% Class C; Beneficial	1.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	11.3% Class B; 7.6% Class C; Beneficial	0.7%

Stifel Nicolaus & CO Inc (FBO) Exclusive Benefit of Customers 501 N Broadway St Louis, MO 63102	10.4% Class B; Beneficial	0.0%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund OPS Manager 60 S 6th St Minneapolis, MN 55402-4400	16.7% Class C; Beneficial	1.4%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716	6.6% Class C; Beneficial	0.6%

National Financial Services LLC (FBO) Our Customers Attn Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	34.6% Class I; 38.2% Class W; Beneficial	22.0%

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Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percent of Fund
Voya Global Target Payment Fund Attn Dorothy Roman 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2144	10.1% Class I; Beneficial	4.6%

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	33.7% Class I; 47.2% Class W; Beneficial	23.2%

Capital One Sharebuilder Inc For The Sole Benefit of Its Customers Attn Bob Miller Head of Broker/Opps 83 S King St Ste 700 Seattle, WA 98104-3852	100.0% Class O; Beneficial	1.1%

LPL Financial Omnibus Customer Account Attn Lindsay Otoole 4707 Executive Drive San Diego, CA 92121	5.1% Class W; Beneficial	0.9%

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

voya multi-manager international small cap fund

(a series of Voya Mutual Funds)

7337 East Doubletree Ranch Rd., Suite 100

Scottsdale, AZ 85258-2034

(800) 992-0180

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to Voya Multi-Manager International Small Cap Fund (the “Fund”), a series of Voya Mutual Funds (the “Trust”). The Information Statement details a sub-adviser change relating to the Fund. In connection with its duties as the investment adviser for the Trust, Voya Investments, LLC (the “Adviser”) reviews and evaluates the Trust’s sub-advisers on an ongoing basis.

At a meeting held on January 22, 2015, the Board of Trustees of the Trust (the “Board”) approved the selection of Victory Capital Management Inc. (the “Sub-Adviser”) pursuant to a sub-advisory agreement effective March 2, 2015 (the “Sub-Advisory Agreement”) as an additional sub-adviser. A prospectus supplement describing these and other changes was mailed to shareholders on or about February 27, 2015.

The appointment of the Sub-Adviser as the Fund’s sub-adviser under the Sub-Advisory Agreement was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Trust permitting the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until July 23, 2015. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than April 24, 2016.